UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2025
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of the sale of our remaining 85.9 million shares in JDE Peet’s (“JDEP”) to JAB Holdings Company completed in the fourth quarter of 2024.

Change to our Historical Non-GAAP Financial Results in Connection with our Sale of JDEP Shares

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, on October 21, 2024, we announced the sale of our remaining 85.9 million shares in JDEP to JAB Holdings Company for approximately €2.2 billion ($2.4 billion), at a price of €25.10 per share. The sale transaction was completed on November 29, 2024.

Previously, due to our reporting of JDEP’s results on a one-quarter lag basis, we considered the impact of the sale of shares in our JDEP investment as a divestiture in the quarter following the sale of shares. As we no longer have an equity method investment in JDEP as of the end of 2024, we will consider the sale of our remaining shares in JDEP a divestiture beginning with our fourth quarter ended December 31, 2024.

We have recast our historical non-GAAP financial results to reflect the impact of the sale of these shares, which we believe provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results and provide additional insight and transparency on how we evaluate our business. As such, we have removed the equity method investment net earnings results related to our equity method investment in JDEP from our non-GAAP financial results for Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include our historical equity method investment net earnings from JDEP, will not change from the prior presentation.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

See the summary chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the first three quarters and nine months of 2024, all quarters of 2023 and 2022, and the years ended December 31, 2023, and 2022. This supplemental disclosure does not amend any disclosure contained in any of our prior filings with the Securities and Exchange Commission.

Mondelēz International, Inc. and Subsidiaries
Recast Amounts Reflecting Change Due to Divestiture
(in millions of U.S. dollars, except per share data)
(Unaudited)

	2022	2023	2024	2022				2023				2024
	FY	FY	Sep YTD	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Reported (GAAP)
Equity method investment net earnings	$385	$160	$133	$117	$98	$85	$85	$35	$71	$10	$44	$31	$48	$54
Provision for income taxes	865	1,537	1,253	210	201	184	270	658	268	354	257	632	295	326
Net earnings attributable to Mondelēz International	2,717	4,959	2,866	855	747	532	583	2,081	944	984	950	1,412	601	853
Diluted EPS attributable to Mondelēz International	$1.96	$3.62	$2.12	$0.61	$0.54	$0.39	$0.42	$1.52	$0.69	$0.72	$0.70	$1.04	$0.45	$0.63
Adjusted (Non-GAAP) - As Recast
Equity method investment net earnings	$59	$75	$56	$18	$15	$12	$14	$18	$21	$16	$20	$22	$24	$10
Provision for income taxes	1,000	1,282	1,270	306	201	206	287	332	293	376	281	428	396	446
Net earnings attributable to Mondelēz International	3,698	4,221	3,653	1,056	825	918	899	1,141	936	1,029	1,115	1,257	1,119	1,277
Diluted EPS attributable to Mondelēz International	$2.67	$3.08	$2.71	$0.76	$0.59	$0.67	$0.65	$0.83	$0.68	$0.75	$0.82	$0.93	$0.83	$0.95

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted EPS, due to the sale of our remaining equity method investment in JDEP, for first three quarters and nine months of 2024, all quarters of 2023 and 2022, and the years ended December 31, 2023, and 2022.

•Schedule 1 provides reconciliations of the differences between reported (GAAP) financial measures for Operating Income to Net Earnings Attributable to Mondelēz International and the recast Adjusted (non-GAAP) financial measures for these items. Equity method investment net earnings and provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•Schedule 2 provides reconciliations between reported Diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP) for comparative periods.

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results, identify trends in our underlying operating results, and provide additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

This information, including Exhibits 99.1 and 99.2, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.
99.2	Non-GAAP Financial Measures - Additional Information
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and Chief Financial Officer
Date: January 15, 2025

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